UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 20, 2010

CHINA EXECUTIVE EDUCATION CORP.
 (Exact name of registrant as specified in its charter)

Nevada	333-153574	75-3268300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hangzhou MYL Business Administration Consulting Co. Ltd.
Room 307, Hualong Business Building,
110 Moganshan Road, Hangzhou, P.R.China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

310005
(Zip Code)

(86) 0571-8880-8109
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(1) Previous Independent Registered Public Accounting Firm

(i) On April 20, 2010, China Executive Education Corp. ("Registrant") dismissed  its independent registered public accounting firm, Stan J.H. Lee, CPA.

(ii) Stan J.H. Lee, CPA was engaged as the Company’s independent accountants on February 12, 2010. From February 12, 2010 through April 20, 2010, there were no (i) disagreements between the Company and Stan J.H. Lee, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Stan J.H. Lee, CPA to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

(iii) Stan J.H. Lee, CPA 's  report on  the Registrant's financial  statements for  the fiscal years  ended December 31, 2009 and for the period from May 1, 2009  to December 31, 2009 ended did not  contain an  adverse  opinion or disclaimer of opinion and were not qualified or modified as  to uncertainty,  audit  scope   or  accounting  principles   other  than   an explanatory paragraph as to a going concern.

(iv) The decision to change independent registered public accounting firm was approved by the Board of Directors of the Registrant.

(iv)  The Registrant furnished Stan J.H. Lee, CPA with a copy of this report prior to filing with the SEC and requested that Stan J.H. Lee, CPA furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Registrant in this report insofar as they relate to Stan J.H. Lee, CPA’s audit services and engagement as the Registrant’s independent registered public accounting firm. Stan J.H. Lee, CPA has furnished a letter addressed to the SEC dated April 23, 2010, a copy of which is attached hereto as Exhibit 16.1.

(2) New Independent Registered Public Accounting Firm

Concurrent with the dismissal of Stan J.H. Lee, CPA, the Board of Directors  of the Registrant approved  a resolution  to retain  Friedman LLP as  its new  independent registered public  accounting firm  to  audit and review the Registrant's financial statements effective April 20, 2010.  During the  Registrant's two most recent  fiscal years and  through April 20,  2010, the Registrant did  not consult Friedman LLP regarding:

(i) either  the application of accounting  principles to a specified transaction, either completed or  proposed; or the  type of audit  opinion that might  be  rendered on  the  Registrant's financial  statements,  and neither a written report was provided to the Registrant or oral advice was provided that  the  new  accountant  concluded  was  an  important  factor considered by the Registrant in reaching a decision as to the  accounting, auditing or financial reporting issue; or

(ii) any matter that  was either the  subject of a  disagreement as defined  in paragraph 304(a)(1)(iv)  of  Regulation  S-K  or  a  reportable  event  as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

(d)   The following exhibits are filed with this report:

Exhibit Number	Description

16.0	Letter from Stan J.H. Lee, CPA dated April 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2010

CHINA EXECUTIVE EDUCATION CORP.

By	/s/ Kaien Liang
Name: Kaien Liang Title: Chief Executive Officer